Exhibit 99.1
AMENDMENT AND WAIVER OF
REGISTRATION RIGHTS AGREEMENT
AND
6% SERIES A CONVERTIBLE NOTES

This Amendment and Waiver, dated as of November 30, 2007 (this “Amendment”), is entered into by and among nCOAT, Inc., a Delaware corporation (the “Company”), Enable Growth Partners LP, Enable Opportunity Partners LP, Pierce Diversified Strategy Master Fund LLC, Ena and the other investors listed on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).  Capitalized terms that are used herein without definition shall have the meanings ascribed to them in the Transaction Documents (as defined below).

A.        The Company and the Investors are parties to (i) that certain Securities Purchase Agreement dated as of May 31, 2007 (the “SPA”) and (ii) that certain Registration Rights Agreement dated as of May 31, 2007 (the “RRA”).

B.        Pursuant to the terms of the SPA, the Company issued to the Investors (i) 6% Series A Convertible Notes due May 31, 2010 (the “Notes”), and (ii) Warrants to Purchase Common Stock (the “Warrants” and together with the SPA, RRA and Notes, the “Transaction Documents”).

C.        The Investors hold at least seventy-five percent (75%) of the aggregate principal amount of the Notes outstanding as of the date of this Amendment.

D.        Section 2(b)(iii) of the RRA requires the Company to respond to comments made by the Commission within 15 Trading Days following receipt thereof.  The Company and the Investors acknowledge and agree that the Company failed to timely respond to comments made by the Commission and the Company is therefore in breach of such Section 2(b)(iii) of the RRA.  The breach of Section 2(b)(iii) of the RRA is an “Event” and the date of such breach is an “Event Date.”

E.        Section 2(b)(iv) of the RRA requires the Company to have the registration of the shares underlying the Notes and Warrants declared effective by the Effectiveness Date.  The Company and the Investors acknowledge and agree that the Company failed to have the registration declared effective by such Effectiveness Date and the Company is therefore in breach of such Section 2(b)(iv) of the RRA.  The breach of Section 2(b)(iv) of the RRA is an “Event” and the date of such breach is an “Event Date.”

F.        Section 2(b) of the RRA requires the Company to pay, on each Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Investor pursuant to the SPA for any unregistered Registrable Securities then held by such Investor (the “Liquidated Damages”).  The Company and the Investors acknowledge and agree that the Company failed to pay Liquidated Damages for the Events set forth in Items D and E above and, therefore, the Company is required to pay interest thereon at a rate of 18% per annum, accruing daily from the date such Liquidated Damages were due until such amounts, plus all interest thereon, are paid in full.

G.        Section 13(b) of the Notes requires the Company to get the prior written consent of the Holders of 75% of the then outstanding Notes prior to incurring additional indebtedness, other than Permitted Indebtedness.  The Company and the Investors acknowledge and agree that the Company incurred additional indebtedness of $940,000, which was not Permitted Indebtedness, without the prior approval of the Holders of 75% of the then outstanding Notes and the Company is therefore in breach of such Section 13(b) of the Notes.

H.        Each of Items D, E, F, and G above constitutes a “Trigger Event” as that term is defined in the Notes.

I.         The Investors desire to waive the Trigger Events set forth in Items D, E, F, and G above.

NOW, THEREFORE, in consideration of the premises set forth above, by their execution below, each Investor and the Company hereby agrees as follows:

1.         Pursuant to Section 6(f) of the RRA, the RRA shall be amended by adding the following to the end of Section 2(b) of the RRA:

“Notwithstanding anything to the contrary in this Section 2(b), the Company shall only be obligated to pay partial liquidated damages to the Holders for Events occurring after the earlier to occur of (i) the effective date of the Registration Statement and (ii) February 29, 2008.  Further, notwithstanding anything to the contrary in this Section 2(b), in the event that the Company is not permitted to include all of the Registrable Securities in the Registration Statement due solely to SEC Guidance, the Company shall not be liable for liquidated damages as to any such Registrable Securities which are not permitted to be so included if, as of February 29, 2008, such Registrable Securities may be transferred by the Holders pursuant to Rule 144.”

2.         Pursuant to Section 15 of the Notes, the Notes shall be amended by:

a.         changing the Conversion Price set forth in Section 3(c)(ii) of the Notes from $0.40 to $0.25, subject to further adjustment as set forth therein; and

b.         adding the following Section 4(a)(xv) in the Notes:

“(xv)  any quarterly reports on Form 10-Q or Form 10-QSB filed by the Company with the Commission for the three months ending on the following dates which disclose “Net Cash Used in Operating Activities” in excess of the numbers set forth next to each:

March 31, 2008:	$850,000.00

June 30, 2008:	$700,000.00

September 30, 2008 – March 31, 2010:	$450,000.00”

3.         The Company and the Investors acknowledge and agree that the change in the Conversion Price of the Notes set forth in Section 2(a) above, and the resulting increase in the number of shares issuable upon conversion thereof, shall not cause an adjustment of the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants as provided for in Section 2 of the Warrants.  Additionally, the Company and the Investors acknowledge and agree that any Trigger Event occurring prior to the execution of this Amendment shall not cause an adjustment of the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants as provided for in Section 2 of the Warrants.

4.         The Company and the Investors acknowledge and agree that the waivers set forth in this Amendment relate only to the Trigger Events set forth in Items D, E, F, and G above and that no Investor is waiving any subsequent breaches of the SPA, RRA, Notes and/or Warrants by the Company occurring on or after the date of this Amendment.

5.         The Company and the Investors acknowledge and agree that, except as specifically waived or modified by the terms of this Amendment, the SPA, RRA, Notes, and Warrants shall remain unmodified and in full force and effect, and shall not in any way be changed, modified or superseded by the terms set forth in this Amendment.

6.         The Company hereby agrees that it will disclose its entry into this Amendment by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within the time prescribed by applicable securities laws and rules.

[Signature Pages Follow]

Please indicate your agreement to the foregoing Amendment and Waiver by signing a copy of this Amendment and Waiver where indicated below.

nCOAT, Inc.

By: _________________________
Name: Paul Clayson
Title: Chief Executive Officer

7237 Pace Drive
P.O. Box 38
Whitsett, NC 27377

Acknowledged and Agreed:

Enable Growth Partners LP

By: ___________________________
Name:  Adam Epstein
Title:     Principal

Enable Opportunity Partners LP

By: ___________________________
Name:  Adam Epstein
Title:     Principal

Pierce Diversified Strategy Master Fund LLC, Ena

By: ___________________________
Name:  Adam Epstein
Title:     Principal

All c/o Enable Capital Management, LLC
One Ferry Building, Suite 255
San Francisco, CA 94111

Acknowledged and Agreed:

Name of Investor: _________________________________________

By: ___________________________
Name:
Title:

Address:	_________________________________
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